EXHIBIT 32.1
Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
          In connection with the accompanying quarterly report on Form 10-Q/A of Advanced Energy Industries, Inc. (the “Company”) for the quarter ended June 30, 2007 (the “Report”), I, Hans Georg Betz, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2007

/s/ Hans Georg Betz
Hans Georg Betz
Chief Executive Officer and President

          A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.